EXHIBIT 99.1

Contact:	Susan E. Moss
Senior Vice President, Marketing and Communications
(502) 596-7296

KINDRED ANNOUNCES SETTLEMENT WITH

THE UNITED STATES DEPARTMENT OF JUSTICE

OVER REHABCARE INVESTIGATION

LOUISVILLE, Ky. (January 12, 2016) – Kindred Healthcare, Inc. (the “Company”) (NYSE:KND) today announced that it has entered into a settlement agreement with the United States Department of Justice (the “DOJ”) regarding a previously disclosed investigation of RehabCare Group, Inc. (“RehabCare”), a therapy services company acquired by the Company on June 1, 2011.

The settlement agreement, which relates to allegations that rehabilitation therapy services provided to patients in skilled nursing centers were not delivered or billed in accordance with Medicare requirements, includes a payment to the government of $125 million plus accrued interest from August 31, 2015, at the rate of 1.875% per annum. The Company expects to make the payment during the first quarter of 2016. The settlement agreement resolves the DOJ’s review of RehabCare’s business practices, mostly involving conduct which occurred prior to the Company’s 2011 acquisition of RehabCare.

The Company previously recorded a loss reserve of $125 million related to this matter. The Company has recorded an additional loss reserve of approximately $2 million in the fourth quarter of 2015 related to the settlement agreement and associated costs and, in connection with establishing the final terms of the settlement agreement, the Company also intends to record an income tax benefit in the fourth quarter of 2015.

RehabCare has denied engaging in any illegal activity, but in order to provide clarity for contract customers, shareholders, and government oversight entities, RehabCare agreed to the settlement without any admission of wrongdoing. The settlement will serve to avoid the cost and distraction of protracted litigation.

The Company believes that the settlement agreement fully and finally resolves the DOJ’s investigation of RehabCare previously described in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”). The settlement agreement has been approved by the DOJ and the Office of Inspector General of the Department of Health and Human Services (the “OIG”). In connection with the settlement, the Company has also entered into a Corporate Integrity Agreement with the OIG related to the provision of contract rehabilitation therapy services.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, all statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business

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680 South Fourth Street         Louisville, Kentucky 40202

502.596.7300             www.kindredhealthcare.com

Kindred Announces Settlement with the United States Department of Justice Over RehabCare Investigation

January 12, 2016

strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, government investigations, regulatory matters, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, product or services line growth, and expected outcome of government investigations and other regulatory matters, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company’s filings with the SEC.

Factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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